                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             SYNBIOTICS CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                             SYNBIOTICS CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 24, 1997


The Annual Meeting of Shareholders of Synbiotics Corporation will be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, on July 24, 1997, at 10:30 a.m. for the following purposes:

     1.   To elect six directors;

     2.   To consider a proposal to amend the 1995 Stock Option/Stock Issuance
          Plan;

     and to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

The Board of Directors has fixed May 27, 1997, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

WE WOULD BE GRATEFUL IF YOU WOULD PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.



Michael K. Green
Secretary



June 4, 1997

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Synbiotics Corporation, a California corporation (the "Company"), 11011 Via Frontera, San Diego, California 92127, of proxies in the accompanying form to be used at the Annual Meeting of Shareholders to be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, at 10:30 a.m. on July 24, 1997, and any postponement or adjournment thereof.

A proxy may be revoked at any time before it is exercised. Any shareholder giving a proxy may revoke it prior to its use at the Annual Meeting (1) by delivering a written notice expressly revoking the proxy to the Company's Secretary at the Company's offices, (2) by signing and delivering to the Company at its offices, or to the place of the Annual Meeting, a later dated proxy or
(3) by attending the Annual Meeting and casting his or her votes personally. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Company.

On the matters coming before the Annual Meeting as to which a choice has been specified by the shareholder on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the six nominees for director listed in this Proxy Statement, FOR the approval of proposal 2 described in the Notice of Meeting and this Proxy Statement, and in the discretion of the proxyholders as to any other business which may properly come before the Annual Meeting.

May 27, 1997, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 7,392,698 shares of Common Stock outstanding and entitled to vote. Outstanding shares of Common Stock are entitled to one vote each on all matters. Under California law, shareholders are permitted to cumulate votes for the election of directors whose names have been placed in nomination. Therefore, in voting for directors, each outstanding share of Common Stock would be entitled to six votes which may be cast for one candidate or distributed in any manner among the nominees for director.
However, the right to cumulate votes in favor of one or more candidates may not be exercised until the candidate or candidates have been nominated and any shareholder has given notice at the Annual Meeting of the intention to cumulate votes.

The proxyholders (if authority to vote for one or more nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

The expense of printing and mailing proxy material will be borne by the Company. The approximate date these proxy solicitation materials will be first sent to shareholders is June 4, 1997.


                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

Six directors are to be elected at the Annual Meeting to serve until the next Annual Meeting and until their respective successors are elected or appointed. Unless authority to vote for one or more nominees is withheld, it is intended that the proxyholders will vote for the election of the nominees named below. In the event any of them shall become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. Each of the nominees named is currently a member of the Board of Directors of the Company.

The following information is furnished regarding the nominees of the Company.

                  NAME; POSITIONS; BUSINESS EXPERIENCE DURING THE                     DIRECTOR
               PAST FIVE YEARS; DIRECTORSHIPS IN REPORTING COMPANIES                   SINCE     AGE
-----------------------------------------------------------------------------------   --------   ---

Patrick Owen Burns.................................................................       1997    59
  Vice President of R&D Funding Corp, an affiliate of Prudential Securities Inc., and Senior Vice President of Prudential Securities Inc. from 1986 to
  January, 1997; Director of Texas Biotechnology Corporation.

Kenneth M. Cohen...................................................................       1996    42
  President and Chief Executive Officer of the Company since May 1996;
  Executive Vice President and Chief Operating Officer of Canji, Inc. from
  March 1995 to February 1996; Vice President of Argus Pharmaceuticals, Inc.
  from May 1990 to March 1995.

James C. DeCesare..................................................................       1993    66
  President and Chief Operating Officer of Boehringer Ingelheim Animal Health
  from 1986 to 1992 when he retired; currently a consultant to the animal health and pharmaceutical industries.

Brenda D. Gavin, DVM...............................................................       1996    48
  Vice President of S. R. One, Limited, a venture capital firm, since 1989.

M. Blake Ingle, Ph.D...............................................................       1994    55
  President and Chief Executive Officer of Canji, Inc. March 1993 to February
  1996; Acting President of Telios Pharmaceuticals, Inc. December 1994 to June
  1995; President and Chief Executive Officer of IMCERA Group, Inc. (now
  known as Mallinckrodt Group Inc.) from 1991 to 1993; Director of Corvas
  International, Inc. and Vical, Inc.

Donald E. Phillips.................................................................       1987    64
  Chairman of the Board of Directors of the Company since August 1994; Vice
  Chairman of the Board of Directors of the Company from 1993 to August
  1994; Director of Potash Corporation of Saskatchewan (Canada).

The Board of Directors of the Company held a total of nine meetings during the fiscal year ended December 31, 1996. Each director attended more than seventy-five percent (75%) of the meetings of the Board of Directors (and the Board committees of which he or she was a member) held during the time he or she was a member of the Board.

The Company currently has Compensation and Audit Committees of the Board of Directors. The Company does not have a Nominating Committee of the Board of Directors. The current membership of each committee is as follows:

 COMPENSATION COMMITTEE                      AUDIT COMMITTEE
 James C. DeCesare                           Patrick Owen Burns
 M. Blake Ingle, Ph.D., Chairman             James C. DeCesare, Chairman
 Donald E. Phillips                          Brenda D. Gavin, DVM

The function of the Compensation Committee is to review the Company's compensation policies and advise as to executive compensation and stock option matters. The Audit Committee oversees the Company's accounting and financial reporting policies, reviews with the independent accountants the accounting principles and practices followed, reviews the annual audit and financial results and makes recommendations to the Board regarding any of the preceding. The Audit Committee met once and the Compensation Committee met five times during the fiscal year ended December 31, 1996.

Dr. Ingle became an executive officer of Telios Pharmaceuticals, Inc. in December 1994, shortly after that company's primary product failed a clinical trial. In January 1995, Telios filed a voluntary bankruptcy petition. Telios subsequently emerged from bankruptcy via the sale of the company to Integra Life Sciences. The Company believes these facts do not impugn Dr. Ingle's ability or integrity in any way.

For their services as directors, each of the outside directors of the Company received fees of $1,000, plus $500 for travel, for each Board of Directors meeting attended, except for Mr. Burns. During 1996, fees payable to Mr. Burns were paid instead to R&D Funding Corp. Outside directors do not receive any fees for committee meetings attended as committee members. Employee directors do not receive any fees for attendance at meetings of the Board of Directors or committee meetings. In addition, Mr. Phillips was paid fees of $24,996 during the fiscal year ended December 31, 1996 pursuant to a consulting agreement with the Company. On October 24, 1996, pursuant to the Automatic Grant Program under the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), Mr. DeCesare, Dr. Ingle and Mr. Phillips were each granted an option to purchase 7,000 shares of Common Stock at $4.125 per share. The options, which expire on October 24, 2006, vest ratably over a one-year period following the grant date. Dr. Gavin has declined the option that would have been granted to her under the 1995 Plan as S. R. One, Limited does not allow its representatives to accept stock options from the companies for which they serve as directors.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

                                           NAME, AGE, AND BUSINESS EXPERIENCE
               POSITION                        DURING THE PAST FIVE YEARS
-------------------------------------    --------------------------------------

                               EXECUTIVE OFFICERS

President and Chief Executive Officer -  Kenneth M. Cohen (42)
 since May 1996                          Formerly, Executive Vice President
                                         and Chief Operating Officer of Canji,
                                         Inc. March 1995 - February 1996; Vice
                                         President of Argus Pharmaceuticals,
                                         Inc. May 1990 - March 1995

Vice President - Finance, Chief          Michael K. Green (41)
 Financial Officer and Secretary -
 since May 1991

Vice President  and General Manager,     Paul A. Rosinack (50)
 Animal Health - since October 1996      Formerly, President and Chief
                                         Executive Officer of International
                                         Canine Genetics, Inc., December 1992
                                         - October 1996; Chief Operating
                                         Officer of International Canine
                                         Genetics, Inc., December 1991 -
                                         December 1992


                             SIGNIFICANT EMPLOYEES

                                           NAME, AGE, AND BUSINESS EXPERIENCE
               POSITION                        DURING THE PAST FIVE YEARS
-------------------------------------    -------------------------------------

Corporate Controller and Chief           Keith A. Butler (35)
 Accounting Officer -
 since March 1991

Director of Research and Development -   John A. Cutting (58)
 since August 1995                       Formerly, Senior Manager of Research
                                         and Development for the Company
                                         November 1993 - August 1995; Director
                                         of Research of AVID Therapeutics,
                                         Inc., 1992 - November 1993; Senior
                                         Scientist, Virology of Solvay Animal
                                         Health, 1985 - 1992

Director of Operations -                 Clifford Frank (47)
 since September 1992                    Formerly, Manager of Manufacturing
                                         for the Company 1991 - 1992

Director of Marketing -                  Stephen T. Peterson, DVM (46)
 since October 1996                      Formerly, Director of Marketing of
                                         International Canine Genetics, Inc.,
                                         December 1993 - October 1996; Product
                                         Manager of Ralston Purina Company,
                                         1991 to December 1993

Manager - Business Development -         Gregory A. Soulds (50)
 since 1992 (with the Company since      Formerly, Vice President - Marketing
  1983)                                  and Sales for the Company 1989 - 1992


                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1997, of each of the Company's directors, director nominees, 5% shareholders and the Named Executive Officers, and of the directors and executive officers of the Company as a group. Except as noted, each person has sole investment and voting power over the shares shown. Percentages are calculated in accordance with the method set forth in the Securities and Exchange Commission's rules.


                                                                            AMOUNT AND
                                                                            NATURE OF
                                                                            BENEFICIAL    PERCENT
                  NAME AND ADDRESS OF BENEFICIAL OWNER                        OWNER      OF CLASS
-------------------------------------------------------------------------   ----------   --------

Patrick Owen Burns/(1)/..................................................       45,500      *
 22 Sidney Place
 Brooklyn, NY  11201



                                                                            AMOUNT AND
                                                                            NATURE OF
                                                                            BENEFICIAL   PERCENT
                  NAME AND ADDRESS OF BENEFICIAL OWNER                        OWNER      OF CLASS
-------------------------------------------------------------------------   ----------   --------

Kenneth M. Cohen/(1)/....................................................       60,000      *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

James C. DeCesare/(1)/...................................................       30,500      *
 5260 S. Landings Drive, #200
 Ft. Myers, FL  33919

Brenda D. Gavin, DVM/(3)/................................................    1,178,902       15.4%
 c/o S. R. One, Limited
 Bay Colony Executive Park
 565 Swedesford Road
 Suite 315
 Wayne, PA  19087

Michael K. Green/(1)/....................................................       55,775      *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

M. Blake Ingle, Ph.D./(1)/...............................................       23,500      *
 Plaza Del Mar 300-6
 12526 High Bluff Drive
 San Diego, CA  92130

Donald E. Phillips/(1)/..................................................       44,000      *
 372 Fannin Landing Circle
 Brandon, MS  39042

Paul A. Rosinack/(1)/....................................................       27,223      *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

Gregory A. Soulds/(1)(5)/................................................       16,937      *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

Robert L. Widerkehr/(1)/.................................................      282,000        3.7%
 17523 Corte Lomas Verdes
 Poway, CA  92064


                                                                            AMOUNT AND
                                                                            NATURE OF
                                                                            BENEFICIAL   PERCENT
                  NAME AND ADDRESS OF BENEFICIAL OWNER                        OWNER      OF CLASS
-------------------------------------------------------------------------   ----------   --------

Gruber & McBaine Capital Management/(2)/.................................      582,100        7.6%
 c/o John P. Broadhurst, Esq.
 Shartsis, Friese & Ginsburg
 One Maritime Plaza
 18th Floor
 San Francisco, CA  94111

International Canine Genetics, Inc.......................................      715,198        9.3%
 271 Great Valley Parkway
 Malvern, PA  19355

Edward T. Maggio, Ph.D./(4)/.............................................      461,999        6.0%
 c/o Structural Bioinformatics, Inc.
 10959 Technology Place
 San Diego, CA  92127

Mallinckrodt Inc.........................................................      510,639        6.7%
 7733 Forsyth Boulevard
 St. Louis, MO  63105

S. R. One, Limited/(3)/..................................................    1,178,902       15.4%
 Bay Colony Executive Park
 565 Swedesford Road
 Suite 315
 Wayne, PA  19087

All executive officers and directors as a group/(1)(3)(5)/ (8 persons)...    1,482,337       19.3%

----------
     /*/  Less than one percent.

(1) Includes options to purchase shares of Common Stock, which are exercisable on or before May 30, 1997, as follows: Mr. Burns - 45,500 shares; Mr. Cohen
     - 45,000 share; Mr. DeCesare - 26,250 shares; Mr. Green - 56,562 shares; Dr. Ingle - 17,250 shares; Mr. Phillips - 45,750 shares; Mr. Rosinack - 29,093 shares; Mr. Soulds - 16,937 shares; Mr. Widerkehr - 280,000 shares.

(2) Owned by a group of six persons who granted their respective powers of attorney to Gruber & McBaine Capital Management ("GMCM"), a California corporation, to handle any and all necessary filings in connection with these securities. The direct ownership of these shares is as follows:
     GMCM - 29,500 shares; Jon D. Gruber ("Gruber") - 68,000 shares; J. Patterson McBaine ("McBaine") - 51,200 shares; Lagunitas Partners ("Lagunitas") - 235,800; GMJ Investments, LP ("GMJ") - 6,500 shares; Proactive Partners, a California Limited Partnership ("Proactive") - 191,100 shares. Gruber and McBaine are the sole directors and sole executive officers of GMCM. GMCM, Gruber and McBaine are the general partners of Lagunitas and GMJ. Gruber and McBaine are general partners in the entity which is the general partner of Proactive. Gruber and McBaine disclaim beneficial ownership of the shares held by GMCM, Lagunitas, GMJ and Proactive except to the extent of their respective pecuniary interests. GMCM disclaims beneficial ownership of the shares held by Gruber, McBaine, Lagunitas and GMJ except to the extent of its pecuniary interest.

(3) Includes 463,704 shares owned by S. R. One, Limited, of which Dr. Gavin is a Vice President, and 715,198 shares owned by International Canine Genetics, Inc., of which S. R. One, Limited is the majority shareholder. Dr. Gavin disclaims any beneficial ownership of these shares.

(4) Includes options to purchase 6,999 shares of Common Stock, which are exercisable on or before May 30, 1997, held by Dr. Maggio.

(5) Includes Gregory A. Soulds as an executive officer because he is one of the Named Executive Officers.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table provides certain summary information concerning the compensation earned by the Company's President and Chief Executive Officer, its former President and Chief Executive Officer, the only other executive officer whose total 1996 salary and bonus exceeded $100,000 and the only other person, although not an executive officer, whose total 1996 salary and bonus exceeded $100,000 (the "Named Executive Officers") for services rendered in all capacities to the Company for the fiscal years ended December 31, 1996 and 1995 and the nine month fiscal year ended December 31, 1994:

                           SUMMARY COMPENSATION TABLE

                                                                                   Long-Term
                                                                                  Compensation
                                         Annual Compensation                      ------------
                         ------------------------------------------------------      Awards
                                                                                  ------------
                                                                       Other       Securities
       Name and                                                       Annual       Underlying      All Other
      Principal           Fiscal                                      Compen-       Options/       Compensa-
       Position            Year      Salary ($)/(1)/   Bonus ($)    sation ($)      SARS (#)     tion ($)/(2)/
--------------------    ---------   ----------------  ----------   -----------     -----------   -------------

Kenneth M. Cohen           1996          $141,490          -         $38,750/(3)/    225,000           -
President and Chief
Executive Officer

Robert L.Widerkehr         1996          $132,708          -             -               -          $2,144
President and Chief        1995          $179,375          -         $ 2,188/(4)/     30,000        $3,587
Executive Officer          1994/(5)/     $131,250          -         $ 8,750/(4)/     22,000        $2,625

Michael K. Green           1996          $115,326          -             -            30,000        $2,768
Vice President             1995          $101,853          -             -            25,000        $2,213
                           1994/(5)/     $ 73,805          -             -            15,000        $1,476

Gregory A. Soulds          1996          $104,389          -             -             5,000        $2,505
Manager - Business         1995          $104,389          -             -               -          $2,244
Development                1994/(5)/     $ 78,292          -             -            15,000        $1,566

----------
(1) Includes amounts deferred under the 401(k) Compensation Deferral Savings Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Consists of matching contributions made by the Company to Mr. Widerkehr's 401(k) account, Mr. Green's 401(k) account and Mr. Sould's 401(k) account.

(3) Consists of a direct grant of 10,000 shares of Synbiotics common stock with a fair market value of $3.875 per share.

(4) Forgiveness of a loan made to Mr. Widerkehr to defray relocation expenses. The loan was fully forgiven as of December 31, 1995.

(5)  Information is for the nine month fiscal year ended December 31, 1994.

The following table contains information concerning the grant of stock options to the Named Executive Officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               Individual Grants
----------------------------------------------------------------------------------------
                          Number of        % of Total
                          Securities      Options/SARs
                          Underlying       Granted to
                         Options/SARs     Employees in      Exercise
        Name           Granted (#)/(1)/    Fiscal Year    Price ($/Sh)   Expiration Date
-----------------     -----------------   -------------  -------------   ---------------

Kenneth M. Cohen           225,000          49.45%           $3.88          05/06/06
Michael K. Green            30,000           6.59%           $2.75          04/25/06
Gregory A. Soulds            5,000           1.10%           $4.25          06/27/06

----------
(1) Mr. Cohen's option becomes exercisable ratably over a five-year period following the date of grant, which was May 6, 1996. Mr. Green's and Mr. Sould's options become exercisable ratably over a four-year period following the date of grant, which was April 25, 1996 and June 27, 1996, respectively. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. No shares were acquired on exercise of options by the Named Executive Officers during the fiscal year ended December 31, 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                         Number of Securities Underlying   Value of Unexercised In-the-Money
                            Unexercised Options/SARs                 Options/SARs
                            at December 31, 1996 (#)           at December 31, 1996/(1)/
                         -------------------------------   ---------------------------------
         Name             Exercisable     Unexercisable     Exercisable      Unexercisable
--------------------     ------------     --------------   ------------      ---------------

Kenneth M. Cohen                -            225,000         $   -              $   -
Robert L. Widerkehr         280,000              -           $16,890            $   -
Michael K. Green             41,875           38,125         $13,267            $15,017
Gregory A. Soulds            15,199            8,751         $ 1,595            $   -


(1) Value is defined as market price of the Company's Common Stock at fiscal year end less exercise price. The closing sale price of the Company's Common Stock at December 31, 1996 was $3.19.

EMPLOYMENT CONTRACTS

Synbiotics entered into an Employment Agreement dated May 7, 1996 with Kenneth
M. Cohen, its Chief Executive Officer and President. The Employment Agreement provides for salary at an initial rate of $225,000 per annum, options to purchase 225,000 shares of Synbiotics common stock (at $3.875 per share) and a direct grant of 10,000 shares of unregistered Synbiotics common stock. In addition, he will be eligible for a cash bonus of up to 30% of his annual salary. If Mr. Cohen is terminated without cause, he will receive six months' salary at his then base salary rate (provided, however, that if termination without cause occurs before May 15, 1997, he will also receive salary at $225,000 per annum through May 14, 1997).

In connection with the retirement of Robert L. Widerkehr, Synbiotics entered into a General Release and Severance Agreement dated July 31, 1996 with Mr. Widerkehr. Mr Widerkehr was Synbiotics' Chief Executive Officer until May 1996 and its President until July 31, 1996. Under the Severance Agreement and General Release, Mr. Widerkehr gave Synbiotics general release and in return (i) vesting of all his stock options was accelerated, (ii) his stock options will remain exercisable until July 31, 1999, (iii) he will receive, under Synbiotics' 1996 management cash bonus program, $42,875 time the percentage of their maximum bonus which Synbiotics' other managers receive under such plan for 1996, (iv) he will receive and additional $30,000 and (v) he will receive $5,104.17 each month for 36 months beginning August 1996.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL SIX NOMINEES, SET FORTH IN
ITEM 1 ON THE PROXY CARD. The six persons receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will have no influence in the election of directors.


               AMENDMENT OF 1995 STOCK OPTION/STOCK ISSUANCE PLAN
                           (ITEM 2 ON THE PROXY CARD)

On April 27, 1995, the Board of Directors adopted the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). The 1995 Plan is intended to unify the Company's stock option program; upon shareholder approval of the 1995 Plan all outstanding options under the Company's 1983, 1984, 1986, 1987, 1988, 1991 and 1994 Stock Option Plans (the "Prior Plans") were incorporated into the 1995 Plan and the Prior Plans were terminated as to any future grants. (The 1983, 1984, and 1986 Stock Option Plans have already expired by their own terms.) The 1,300,000 shares of Company common stock authorized for issuance under the 1995 Plan were 282,055 more than the sum of the 711,862 shares currently the subject of options outstanding as of April 27, 1995 under the Prior Plans and 306,083 shares reserved and available for issuance under, but not as of April 27, 1995 the subject of any grants under, the Prior Plans.

The 1995 Plan also differs from the Prior Plans in that it (a) allows the grant of both incentive stock options and non-qualified stock options, (b) provides for automatic stock option grants to Directors, (c) allows direct stock issuances, and (d) provides for acceleration of vesting upon a hostile takeover of the Company. The 1995 Plan also differs from one or more of the Prior Plans in several other ways, many of which involve providing flexibility to the Company in areas where the Prior Plans did not allow flexibility.

On April 25, 1997, the Board of Directors approved amendments (the "Amendments") to the Plan to incorporate the 1996 Stock Option Plan into the Plan, add an additional 450,000 shares to the maximum authorized for issuance under the Plan (making a total, together with the previous authorization and the 250,000 shares authorized under the 1996 Stock Option Plan, of 2,000,000 shares), provide for additional flexibility as permitted under recent changes to Rule 16b-3 under the Securities Exchange Act of 1934, and make certain non-material changes in other areas.

The 1996 Stock Option Plan authorizes only the grant of nonstatutory options, and only to persons who are not directors or officers. Otherwise, the 1996 Stock Option Plan is essentially similar to the Plan's Discretionary Grant Program. Options to purchase 40,000 shares have been granted under the 1996 Stock Option Plan; none have been exercised, and all are still outstanding.

Under the Plan, the Amendments require shareholder approval to become effective. Within the Amendments is a provision that further amendments of the Plan would not require shareholder approval unless required by law or regulation or, in a particular instance, by a Board of Directors decision that shareholder approval should be required.

PLAN STRUCTURE

The 1995 Plan is divided into three separate parts:

 .    The "Discretionary Grant Program" under which employees and consultants
     (other than nonemployee Board members) may, at the discretion of the Plan Administrator, be granted options to purchase shares of the Common Stock at an exercise price not less than 85% of the fair market value of each such share on the grant date. The granted options may be either incentive stock options which are designed to meet the requirements of Section 422 of the Internal Revenue Code or nonstatutory options not intended to satisfy such requirements.

     The Amendments would allow nonemployee Board members to participate in the Discretionary Grant Program, and would allow nonstatutory options to have an exercise price below 85% of fair market value if the optionee makes a payment to the Company (including payment made by means of a salary reduction agreement) of no less than the excess (above 15%) of the discount from fair market value exercise price.

 .    The "Stock Issuance Program" under which eligible individuals will be allowed to effect immediate purchases of Common Stock at the fair market value of each such share, or at discounts of up to 15% from the fair market value of any such share, including shares which may be issued in consideration for past services without any cash payment required of the participant.

     The Amendments would allow discounts over 15%, under certain conditions.

 .    The "Automatic Grant Program," under which an option grant will be made to each individual upon first joining the Board of Directors as a nonemployee member and subsequent annual automatic option grants will be made to each individual who is re-elected as a nonemployee director of Synbiotics.

As of March 31, 1997, approximately 69 officers and employees were eligible to participate in the Discretionary Grant Program and the Stock Issuance Program. There are currently five nonemployee directors standing for re-election who will be eligible to receive automatic grants under the Automatic Grant Program.

PLAN ADMINISTRATION

Option grants under the Discretionary Grant Program and stock issuances under the Stock Issuance Program are to be made by the Board or by a committee of two or more nonemployee Board members (the "Plan Administrator") appointed by the Board. Members of the committee are ineligible to participate in the 1995 Plan or in any stock option, stock issuance or other stock plan of Synbiotics, except to the extent such individuals become entitled to a special option grant under the Automatic Grant Program. The selected committee members serve for such period of time as the Board may determine and will be subject to removal by the Board at any time.

The Plan Administrator has the sole and exclusive authority, subject to the provisions of the 1995 Plan, to determine the eligible individuals who are to receive options under the Discretionary Grant Program or the Stock Issuance Program, the number of shares to be covered by each granted option or issuance, the date or dates on which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Plan Administrator has the authority to determine whether the granted option is to be an incentive stock option ("Incentive Option") under the Federal tax laws and to establish rules and regulations for proper plan administration. Options grants under the Automatic Grant Program are made in strict compliance with the express provisions of that program, and the Plan Administrator does not have any discretionary authority with respect to those option grants.

The Amendments would also allow the Plan Administrator, as to discretionary option grants to any person other than directors, officers or 10% stockholders, to be a committee of any two or more directors.

EFFECT ON PRIOR PLANS

The 1995 Plan replaced and serves as the successor to the Prior Plans. No further option grants will be made under the Prior Plans after April 27, 1995 and all options outstanding under the Prior Plans as of such date have been incorporated into the 1995 Plan and treated as outstanding options under the 1995 Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option. No provision of the 1995 Plan adversely affects or diminishes the rights or obligations of the optionees of the incorporated options. Subject to the rights of the optionee under the incorporated option documents, the Plan Administrator's discretion under the 1995 Plan may be exercised with respect to incorporated options to the same extent as it is exercisable with respect to options originally granted under the 1995 Plan.

The Amendments would make the 1996 Stock Option Plan a Prior Plan.

ISSUABLE SHARES

The maximum number of shares of Common Stock reserved for issuance over the 10 year term of the 1995 Plan, measured from the Effective Date of the 1995 Plan can not exceed 1,300,000 shares. The Amendments would increase that maximum number to 2,000,000. Such authorized share reserve is comprised of (i) the number of shares that remained available for issuance under the Prior Plans, including the shares subject to the outstanding options incorporated into the 1995 Plan and any other shares that would have been available for future option grant or share issuance under the Prior Plans, and (ii) an additional 282,055 shares (which would become a total of 732,055 shares in addition to all prior Plan shares -- including 1996 Stock Option Plan shares -- if the Amendments are approved). The share reserve available for issuance under the 1995 Plan will be subject to periodic adjustment for changes in Synbiotics' Common Stock occasioned by stock splits, stock dividends, recapitalizations, conversions or other changes affecting the outstanding Common Stock as a class without Synbiotics' receipt of consideration. To the extent any of the incorporated options are subsequently exercised, the number of shares issued under those options will reduce, on a share-for-share basis, the number of shares available for issuance under the 1995 Plan.

Should an option expire or terminate for any reason prior to exercise in full (including options canceled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised will be available for subsequent option grants or share issuances under the 1995 Plan. All shares issued under the 1995 Plan, whether or not such shares are subsequently reacquired by Synbiotics pursuant to its repurchase rights under the 1995 Plan, will reduce on a share-for-share basis the number of shares of Common Stock available for subsequent grants.

No more than 800,000 shares may be granted to any one optionee over the lifetime of the 1995 Plan.

TERMS OF DISCRETIONARY GRANT PROGRAM

Option Price and Term. No option will have a term in excess of 10 years measured from the grant date. The option price per share for incentive stock options will not be less than 100% of the fair market value of each share of Synbiotics Common Stock issuable under the option on the grant date of such option. The option price per share for nonstatutory stock options may not be less than 85% of the fair market value per share of each share of

Synbiotics Common Stock issuable under the option on the grant date of such option. The Amendments wold allow nonstatutory options to have an exercise price below 85% of fair market value if the optionee makes a payment to the Company (including payment made by means of a salary reduction agreement) of no less than the excess (above 15%) of the discount from fair market value exercise price.

Valuation. For purposes of establishing the option exercise price for Synbiotics Common Stock, the "Fair Market Value' per share of the stock on any relevant date will be the closing selling price per share on such date, as quoted on the Nasdaq National Market. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of Fair Market Value.

Vesting of Options. The vesting schedule for each granted option will be determined by the Plan Administrator and will be set forth in the instrument evidencing such grant. The granted option may be (i) immediately exercisable for vested shares, (ii) immediately exercisable for unvested shares subject to Synbiotics' repurchase rights or (iii) exercisable in installments for vested shares over the optionee's period of service.

Payment. Upon exercise of the option, the option price for the purchased shares will become immediately payable in cash or in shares of common stock valued at fair market value on the date of exercise. The option my also be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to Synbiotics, out of the said proceeds, an amount equal to the aggregate option price payable for the purchased shares plus all applicable withholding taxes. The Plan Administrator may assist any optionee (including a director or an officer) in the exercise of one or more outstanding options under the 1995 Plan by (i) authorizing a loan from Synbiotics or (ii) permitting the optionee to pay the option price in installments over a period of years. The term and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event will the maximum credit extended to the optionee exceed the aggregate option price for the purchased shares plus any Federal or State tax liability incurred in connection with the option exercise.

Termination of Service. Should the optionee cease to remain in Synbiotics' service while holding one or more options under the 1995 Plan, then those options will not remain exercisable beyond the limited post-service period designated by the Plan Administrator at the time of the option grant (subject to certain minimum post-service periods). Under no circumstances, however, may any option be exercised after the specified expiration date of the option term.
Each such option will, during the period it remains exercisable, be exercisable for the number of shares for which the option was exercisable on the date of the optionee's cessation of service.

Should the optionee die while holding one or more outstanding options, then the personal representative of the optionee's estate or the person or persons to whom each such option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance will have the right to exercise such option for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of service, less any option shares subsequently purchased by the optionee prior to death. Such right will lapse, and the option will terminate, upon the earlier of (i) the end of the limited post-service period designated by the Plan Administrator at the time of the option grant or
(ii) the specified expiration date of the option term.

The Plan Administrator will have complete discretion to extend the period following the optionee's termination of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Corporate Transaction. Except to the extent otherwise provided in the option documents, each option share will become fully vested in the event of certain Corporate Transactions unless the option is assumed or is replaced with a cash incentive program which preserves the material benefits of the options. Upon consummation of the Corporate Transaction all options which are not assumed will be canceled and cease to exist. The options or cash incentive programs which replace any options which do not accelerate will provide for full vesting in the event of involuntary termination of employment within 18 months following the Corporate Transaction.

For purposes of the above, a Corporate Transaction includes (i) a merger or consolidation in which Synbiotics is not the surviving entity (except for a transaction the principal purpose of which is to change the State of incorporation), (ii) the sale, transfer or other disposition of all or substantially all of the assets of Synbiotics, or (iii) any reverse merger in which Synbiotics is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of Synbiotics are transferred to holders different from those who held Synbiotics' securities immediately prior to such merger.

Stockholder Rights and Option Assignability. No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option, paid the option price for the purchased shares and been issued a stock certificate for such shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

Cancellation/Regrant. The Plan Administrator has the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Grant Program which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the lower market price of the Common Stock at the time of grant.

TERMS OF STOCK ISSUANCE PROGRAM

Issue Price. The purchase price per share will not be less than 85% of the fair market value of a share of Synbiotics Common Stock on the date the Plan Administrator authorizes the issuance.

Vesting of shares. The vesting schedule for each share issued will be determined by the Plan Administrator and set forth in the issuance agreement. The shares may be fully and immediately vested upon issuance or may vest in one or more installments, subject to Synbiotics' repurchase right, over the participant's period of service.

Stockholder Rights. The recipient of the share issuance will have full stockholder rights, including voting and dividend rights, with respect to the issued shares, whether or not the shares are vested. However, the recipient may not sell, transfer or assign any unvested shares issued under the 1995 Plan except for certain limited family transfers.

Repurchase Rights. Should the recipient of unvested shares cease to remain in Synbiotics' service before vesting in such shares, then those unvested shares are to be immediately surrendered to Synbiotics for cancellation, and the recipient will have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the recipient for consideration paid in cash or promissory note, Synbiotics will refund the cash consideration paid for the surrendered shares and cancel the principal balance of the note to the extent attributable to such surrendered shares.

Payment. Upon issuance of the shares, the issue price for the purchased shares will become immediately payable in cash or (upon Plan Administrator approval) by promissory note payable to Synbiotics' order. The promissory note may, at the discretion of the Plan Administrator, be subject to cancellation over the participant's period of service. Shares may also be issued for past services, without any cash or other payment required of the participant.

Corporate Transaction. Except to the extent otherwise provided in the stock issuance documents, all repurchase rights will terminate and each share will become fully vested in the event of a Corporate Transaction (as defined above) unless the repurchase rights are assigned to the successor corporation. Following consummation of the Corporate Transaction, all repurchase rights which are not assigned to the successor will terminate and cease to exist. The assigned purchase rights will terminate and cease to exist in the event of involuntary termination of employment within 18 months following the Corporate Transaction.

TERMS OF AUTOMATIC GRANT PROGRAM

Each individual who first becomes a nonemployee Board member, whether through election by the stockholders or appointment by the Synbiotics Board, and who was not otherwise in the prior employ of Synbiotics is automatically granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 7,000 shares of Synbiotics Common Stock. Further, at each annual Stockholders Meeting, each individual who is at that time reelected as a nonemployee Board member is automatically granted a nonstatutory stock option under the Automatic Grant Program to purchase an additional 7,000 shares of Synbiotics Common Stock. There is no limit on the number of such 7,000-share option grants the nonemployee Synbiotics Board member may receive over his or her period of Board service.

Each such option grant is subject to the following terms and conditions:

(i) The option price per share is equal to 100% of the Fair Market Value per share of Common Stock on the grant date.

(ii)  Each option has a term of 10 years measured from the grant date.

(iii) Each automatic grant is immediately exercisable in full, provided that any shares issued upon the exercise of an automatic option grant shall be subject to repurchase at the option exercise price if the Board member ceases to be in service prior to the vesting of such shares.

(iv) The shares vest in four equal quarterly installments over the optionee's period of service following the automatic option grant.

(v) The options remain exercisable during the remainder of their tenn following the optionee's cessation of Synbiotics Board membership for any reason, provided that the option shall be exercisable following the termination of service only with respect to the shares which were vested as of such termination of service date. Should the optionee die while any option is still exercisable, then such option may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance.

(vi) The remaining terms and conditions of the option in general conform to the terms described above for option grants made under the Discretionary Grant Program and are incorporated into the option agreement evidencing the automatic grant.

(vii) The tenus and provisions of the Automatic Grant Program and the outstanding options thereunder may not be amended or modified at intervals more frequently than once every six months, except as otherwise required to comply with applicable Federal tax laws and regulations. The Amendments would allow the Automatic Grant Program to be amended at any time.

Each option share will become fully vested in the event of a Corporate Transaction (as defined above). Upon consummation of the Corporate Transaction, all options will be canceled and cease to exist.

CHANGES IN CAPITALIZATION

In the event any change is made to the Common Stock issuable under the 1995 Plan by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change in corporate structure effected without Synbiotics' receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the number and/or class of securities and price per share in effect under each outstanding option (including all discretionary and automatic option grants under the 1995 Plan and all option grants incorporated from the Prior Plans), and (iii) the number and/or class of securities per nonemployee member of the Board for which option grants will subsequently be made under the Automatic Grant Program.

Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction win be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable, in connection with such Corporate Transaction, to an actual holder of the same number of shares of Synbiotics Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the number and class of securities available for issuance under the 1995 Plan.

Option grants under the 1995 Plan will not affect the right of Synbiotics to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SPECIAL TAX WITHHOLDING ELECTION

The Plan Administrator may provide one or more participants in the 1995 Plan with the election to have Synbiotics withhold, from the shares of Common Stock otherwise issuable upon the exercise of non-qualified options or the vesting of unvested shares, a portion of those shares in satisfaction of the tax liability incurred in connection with their acquisition or vesting. Any election so made will be subject to the approval of the Plan Administrator, and no shares will be accepted in satisfaction of such tax liability except to the extent the Plan Administrator approves the election. Alternatively, one or more participants may be granted the right, subject to Plan Administrator approval, to deliver existing shares of Common Stock in satisfaction of such tax liability. The withheld or delivered shares will be valued at their then current fair market value.

AMENDMENT AND TERMINATION

The Board of Directors may amend or modify the 1995 Plan in any or all respects whatsoever, subject, however, to the limitation on plan amendments to the Automatic Grant Program (which limitation would be removed by the Amendments). However, no such amendment may adversely affect the rights of existing optionees without their consent and unless otherwise necessary to comply with applicable tax laws and regulations. In addition, the Board may not (i) materially increase the maximum number of shares issuable under the 1995 Plan or the number of shares for which automatic grants may be made to nonemployee Board members, except in the event of certain changes to Synbiotics' capital structure as indicated above, (ii) materially modify the eligibility requirements for option grants or (iii) otherwise materially increase the benefits accruing to participants under the 1995 Plan without the approval of Synbiotics' stockholders. If the Amendments are approved, however, further amendments of the Plan would not require shareholder approval unless required by law or regulation or, in a particular instance, by a Board of Directors decision that shareholder approval should be required.

The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on April 25, 2005. Each stock option outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

FEDERAL TAX CONSEQUENCES

Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize income for alternative minimum tax purposes in the year the option is exercised and regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then Synbiotics will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will Synbiotics be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-qualified option, if the purchased shares are subject to repurchase by Synbiotics. These special provisions may be summarized as follows:

A. If the shares acquired upon exercise of the non-qualified option are subject to repurchase by Synbiotics at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Synbiotics' repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date Synbiotics' repurchase right lapses with respect to such shares over (ii) the exercise price paid for the shares.

B. The optionee may, however, elect under Section 83 (b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-qualified option an amount equal to the excess of (i) the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to Synbiotics' repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Synbiotics' repurchase right lapses.

Synbiotics will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of Synbiotics in which such ordinary income is recognized by the optionee.

Direct Stock Issuances. The tax consequences of individuals who receive direct stock issuances under the 1995 Plan will be substantially the same as the treatment described above for the exercise of non-qualified stock options.

ACCOUNTING TREATMENT

Option grants with exercise prices less than the fair market value of the option shares on the grant date and direct stock issuances at purchase prices less than the fair market value of the issued shares will result in a compensation expense to Synbiotics' earnings equal to the difference between such exercise or purchase prices and the fair market value of the shares on the option grant date or (for direct stock issuances) the fair market value on the issue date. Such expense will be accrued by Synbiotics over the period the optionee or share recipient vests in the option shares or directly-issued shares. Option grants and direct stock issuances at 100% of fair market value will not result in any charge to Synbiotics' earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining Synbiotics' earnings per share.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENTS TO THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN (ITEM 2 ON THE PROXY CARD). Approval will require the affirmative vote of a majority of those shares which are present or represented at the Meeting. Abstentions will have the same effect as votes against approval of the Amendments of the 1995 Plan. Broker non-votes will, assuming the shares are represented at the Meeting for any purpose, have the same effect as votes against approval of the Amendments of the 1995 Plan; but if the shares are entirely not represented at the Meeting the broker non-votes will have no effect on the proposal to approve the Amendments of the 1995 Plan.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, with the following exception:

     On July 9, 1996 Dr. Ingle purchased 5,000 shares of Synbiotics common stock. However, Dr. Ingle did not inform the Company of the transaction until after the deadline for filing of the Form 4 for the month of July 1996. The transaction was reported on a Form 4 dated September 3, 1996.


                             SHAREHOLDER PROPOSALS

To be included in the Company's proxy materials for the Annual Meeting of Shareholders to be held in 1998, a shareholder proposal must be received at the offices of the Company, 11011 Via Frontera, San Diego, CA 92127, not later than April 28, 1998.


                                 OTHER MATTERS

Price Waterhouse LLP has served as the independent accountants of the Company for a number of years. Although management anticipates that this relationship will continue to be maintained during fiscal 1997, it is not proposed that any formal action be taken at the Annual Meeting with respect to the continued employment of Price Waterhouse

LLP. Representatives of Price Waterhouse LLP are expected to be present at the Company's Annual Meeting with the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

The Board of Directors, at this time, knows of no other business which will be presented to the meeting. If any other business is properly brought before the meeting, it is intended that the proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

The Company's Annual Report, including the Company's audited financial statements for the fiscal year ended December 31, 1996, is being mailed herewith to all shareholders of record. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF COMMON STOCK ON MAY 27, 1997, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO MICHAEL K. GREEN, VICE PRESIDENT - FINANCE OF THE COMPANY, AT 11011 VIA FRONTERA, SAN DIEGO, CA 92127.

Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

By order of the Board of Directors


Michael K. Green
Secretary

COMMON STOCK PROXY          SYNBIOTICS CORPORATION            COMMON STOCK PROXY


                11011 VIA FRONTERA, SAN DIEGO, CALIFORNIA  92127


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Kenneth M. Cohen and Michael K. Green, jointly and severally, as proxyholders, each with full power to appoint his substitute, and hereby authorizes them to vote as designated below, all the shares of Common Stock of Synbiotics Corporation held of record by the undersigned on May 27, 1997, at the Annual Meeting of Shareholders to be held on July 24, 1997, or any postponement or adjournment thereof, and to vote in their discretion on such other business as may come before the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

 1. ELECTION OF DIRECTORS.

    [_] FOR all nominees listed below (except as marked to the contrary below)

    [_] WITHHOLD AUTHORITY to vote for all nominees listed below

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX "FOR" AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    Nominees: Patrick Owen Burns, Kenneth M. Cohen, James C. DeCesare, Brenda D.
              Gavin, M. Blake Ingle, Donald E. Phillips

 2. APPROVAL OF THE AMENDMENTS TO THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Dated:       , 1997
      -------

--------------------------
(Shareholder's Signature)


--------------------------
(Shareholder's Signature)

Please sign exactly as your name appears on this Proxy. If signing for trusts, estates, partnerships, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


       PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  [_]